Exhibit 10.4

THIRD AMENDMENT TO SECURITIZATION AGREEMENTS

THIS THIRD AMENDMENT TO SECURITIZATION AGREEMENTS (this “Amendment”), is made and entered into as of November 8, 2001 (the “Effective Date”), by and among LABOR READY, INC., a Washington corporation (the “Parent”), each of the Parent’s Subsidiaries listed on the signature pages hereto as a “Selling Subsidiary” (each, a “Selling Subsidiary”; Parent and each Selling Subsidiary are hereinafter sometimes referred to individually as an “Originator” and collectively as the “Originators”), LABOR READY FUNDING CORPORATION, a Delaware corporation (the “Buyer”; Buyer and each Originator are hereinafter sometimes referred to individually as a “Company” and collectively as the “Companies”), REDWOOD RECEIVABLES CORPORATION, a Delaware corporation (“Redwood”), as Conduit Lender (in such capacity, the “Conduit Lender”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), as Committed Lender (in such capacity, the “Committed Lender”; together with the Conduit Lender referred to herein collectively as the “Lenders”), as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), as Collateral Agent for the Conduit Lender and the Conduit Lender Secured Parties (in such capacity, the “Collateral Agent”), as Operating Agent for Redwood (in such capacity, the “Operating Agent”), and as Liquidity Agent for the Liquidity Lenders (in such capacity, the “Liquidity Agent”).

W  I  T  N  E  S  S  T  H :

WHEREAS, each of the Selling Subsidiaries and the Parent are parties to a certain Receivables Sale Agreement, dated as of March 1, 2001 (as amended to the date hereof, the “Receivables Sale Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in Annex X to the Receivables Sale Agreement as amended by this Amendment), whereby each Selling Subsidiary has agreed to sell or otherwise transfer to the Parent, and the Parent has agreed to purchase or otherwise acquire from such Selling Subsidiaries, all of the right, title and interest of such Selling Subsidiaries in the Receivables; and

WHEREAS, the Parent and the Buyer are parties to a certain Receivables Sale and Contribution Agreement, dated as of March 1, 2001 (as amended to the date hereof, the “Transfer Agreement”), whereby the Parent has agreed to sell, contribute or otherwise transfer to Buyer, and Buyer has agreed to purchase or otherwise acquire from the Parent, all of the right, title and interest of the Parent in the Receivables; and

WHEREAS, the Buyer, the Lenders and the Administrative Agent are parties to a certain Receivables Funding Agreement, dated as of March 1, 2001 (as amended to the date hereof, the “Funding Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to certain terms and conditions, to make Advances to the Buyer to fund its purchases of the Receivables; and

WHEREAS, Redwood and GE Capital, as Liquidity Agent, Initial Liquidity Lender, Collateral Agent and Operating Agent are parties to a certain Liquidity Loan and Asset Purchase Agreement, dated as of March 1, 2001 (the “Liquidity Loan Agreement”; the Receivables Sale Agreement, the Transfer Agreement, the Funding Agreement and the Liquidity Loan Agreement, together with all exhibits and annexes thereto, are referred to herein collectively as the “Securitization Agreements”), pursuant to which, among other things, the Liquidity Lenders have agreed, subject to certain terms and conditions, to make Liquidity Loans to Redwood; and

WHEREAS, the Companies have requested that the Securitization Agreements be amended in certain respects, and the Lenders, the Administrative Agent and the Collateral Agent are willing to agree to such amendments subject to the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments of Securitization Agreements.  Subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions precedent specified in Section 6 below, the Funding Agreement shall be amended as follows:

1.1           The Minimum Fixed Charge Coverage Ratio covenant set forth in paragraph (a) to Annex G to the Funding Agreement is hereby deleted in its entirety, and the following new covenant is substituted in lieu thereof:

(a)        Minimum Fixed Charge Coverage Ratio.  The Parent and its Subsidiaries shall have on a consolidated basis for each fiscal quarter set forth below and for the Rolling Period then ended a Fixed Charge Coverage Ratio of not less than the ratio set forth below:

Fiscal Quarter	Fixed Charge Coverage Ratio
The first fiscal quarter of fiscal year 2001	1.25 to 1.00

The second fiscal quarter of fiscal year 2001	1.30 to 1.00

The third fiscal quarter of fiscal year 2001	1.00 to 1.00

The fourth fiscal quarter of fiscal year 2001	1.05 to 1.00

The first fiscal quarter of fiscal year 2002	1.05 to 1.00

The second fiscal quarter of fiscal year 2002	1.14 to 1.00

The third fiscal quarter of fiscal year 2002	1.14 to 1.00

The fourth fiscal quarter of fiscal year 2002	1.14 to 1.00

The first fiscal quarter of fiscal year 2003 and each fiscal quarter thereafter	1.20 to 1.00

1.2           The Minimum EBITDA covenant set forth in paragraph (b) to Annex G to the Funding Agreement is hereby deleted in its entirety, and the following new covenant is substituted in lieu thereof:

(b)           Minimum EBITDA.  Parent and its Subsidiaries shall have on a consolidated basis for each fiscal quarter set forth below an EBITDA for the Rolling Period then ended of not less that the following:

Fiscal Quarter	Minimum EBITDA

The first fiscal quarter of fiscal year 2001	$20,000,000

The second fiscal quarter of fiscal year 2001	$20,000,000

The third fiscal quarter of fiscal year 2001	$22,000,000

The fourth fiscal quarter of fiscal year 2001	$22,000,000

The first fiscal quarter of fiscal year 2002	$22,000,000

The second fiscal quarter of fiscal year 2002	$22,000,000

The third fiscal quarter of fiscal year 2002	$22,000,000

The fourth fiscal quarter of fiscal year 2002	$22,000,000

The first fiscal quarter of fiscal year 2003	$22,000,000

The second fiscal quarter of fiscal year 2003	$22,000,000

The third fiscal quarter of fiscal year 2003	$22,500,000

The fourth fiscal quarter of fiscal year 2003	$23,000,000

The first fiscal quarter of fiscal year 2004	$24,000,000

The second fiscal quarter of fiscal year 2004	$25,000,000

The third fiscal quarter of fiscal year 2004	$26,000,000

The fourth fiscal quarter of fiscal year 2004	$27,000,000

The first fiscal quarter of fiscal year 2005	$28,000,000

The second fiscal quarter of fiscal year 2005	$29,000,000

The third fiscal quarter of fiscal year 2005	$30,000,000

The fourth fiscal quarter of fiscal year 2005	$31,000,000

2.             No Other Amendments.  Except for the amendments expressly set forth and referred to in Section 1 above, the Securitization Agreements shall remain unchanged and in full force and effect.

3.             Representations and Warranties.  Each Company hereby represents and warrants to the Lenders, the Administrative Agent and the Collateral Agent that (a) this Amendment has been duly authorized, executed and delivered by each Company, (b) after giving effect to this Amendment, no Termination Event, Incipient Termination Event, Event of Servicer Termination or Incipient Servicer Termination Event has occurred and is continuing as of this date, and (c) after giving effect to this Amendment, all of the representations and warranties made by each Company in the Securitization Agreements are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date).  Any breach in any material respect by any Company of any of its representations and warranties contained in this Section 3 shall be a Termination Event and an Event of Servicer Termination for all purposes of the Securitization Agreements.

4.             Ratification.  Each Company hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Securitization Agreements and all other documents delivered by such Company in connection therewith (including without limitation the other Related Documents to which each Company is a party), effective as of the date hereof.

5.             Estoppel.  To induce the Lenders and the Administrative Agent to enter into this Amendment, each Company hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of any Company as against any Lender, the Administrative Agent or the Collateral Agent with respect to the obligations of any Company to any Lender, the Administrative Agent or the Collateral Agent under the Securitization Agreements or the other Related Documents, either with or without giving effect to this Amendment.

6.             Conditions to Effectiveness.  This Amendment shall be effective as of the Effective Date upon the satisfaction of the following conditions: (i) receipt by the Administrative Agent of this Amendment, duly executed, completed and delivered by each of the Companies, each Lender, the Administrative Agent and the Collateral Agent and (ii) receipt by the Administrative Agent of an amendment fee in the amount of $100,000 payable by Borrower to Administrative Agent (the “Amendment Fee”).  The Amendment Fee shall be fully earned and non-refundable when paid.

7.             Reimbursement of Expenses.  Each Company hereby agrees that it shall reimburse the Administrative Agent on demand for all costs and expenses (including without limitation reasonable attorney’s fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

8.             Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

9.             Severability of Provisions.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  To the extent permitted by Applicable Law, each Company hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

10.           Counterparts.  This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

11.           Entire Agreement.  The Securitization Agreements as amended by this Amendment embody the entire agreement between the parties hereto relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

12.           Parent and GECC’s Capacities.  The Parent is executing and delivering this Amendment both in its capacity as an Originator under the Transfer Agreement and as the Servicer under the Funding Agreement, and all references herein to the “Parent” shall be deemed to include the Parent in both such capacities unless otherwise expressly indicated.  GECC is executing and delivering this Amendment both in its capacity as a Lender and as the Administrative Agent for the Lenders and the Collateral Agent for the Conduit Lender and the Conduit Lender Secured Parties, and all references herein to “GECC” shall be deemed to include it in both such capacities unless otherwise expressly indicated.

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IN WITNESS WHEREOF, the parties have caused this Third Amendment to Securitization Agreements to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

REDWOOD RECEIVABLES CORPORATION, as the Conduit Lender

By:
Name
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Committed Lender, Administrative Agent and Collateral Agent

By:
Its Duly Authorized Signatory

LABOR READY FUNDING CORPORATION

By:
Name:
Title:

LABOR READY, INC.

By:
Name:
Title:

SELLING SUBSIDARIES:

LABOR READY CENTRAL, INC.

By:
Name
Title:

LABOR READY CENTRAL II, LLC

By: Labor Ready Central, Inc., as its sole Member

By:
Name
Title:

LABOR READY CENTRAL III, LP

By: Labor Ready Central, Inc., as its sole General Partner

By:
Name:
Title:

LABOR READY GP CO., INC.

By:
Name:
Title:

LABOR READY MID-ATLANTIC, INC.

By:
Name
Title:

LABOR READY MID-ATLANTIC II, INC.

By:

LABOR READY MID-ATLANTIC III, LP

By: Labor Ready GP Co., Inc., as its sole General Partner

By:
Name:
Title:

LABOR READY MIDWEST, INC.

By:
Name:
Title:

LABOR READY NORTHEAST, INC.

By:
Name:
Title:

LABOR READY NORTHWEST, INC.

By:
Name
Title:

LABOR READY SOUTHEAST, INC.

By:

LABOR READY SOUTHEAST II, INC.
By:
Name:
Title:

LABOR READY SOUTHEAST III, LP

By:	Labor Ready GP Co., Inc., as its sole General Partner

By:
Name:
Title:

LABOR READY SOUTHWEST, INC.

By:
Name:
Title:

LABOR READY PUERTO RICO, INC.

By:
Name
Title: